  Summary Prospectus

Touchstone Ultra Short Duration Fixed Income Fund  January 27, 2012
Amended April 16, 2012

Class A Ticker: TSDAX Class C Ticker: TSDCX
Class Y Ticker: TSYYX Institutional Shares Ticker: TSDIX Class Z Ticker: TSDOX

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated January 27, 2012, as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund's Prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's Prospectus on page 54 and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information on page 92.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Class Z	Institutional
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	None	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%[1]	None	None	None
Other Expenses[2]	0.38%	0.35%	0.41%	0.28%	0.29%
Shareholder Services Fee	0.00%	0.00%	0.00%	0.25%	0.00%
Total Other Expenses	0.38%	0.35%	0.41%	0.53%	0.29%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.90%	1.37%	0.68%	0.80%	0.56%
Fee Waivers and/or Expense Reimbursement[4]	0.19%	0.16%	0.22%	0.09%	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.71%	1.21%	0.46%	0.71%	0.41%

1Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services. The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this Prospectus.

2"Other Expenses" for Class A, Class C, Class Y and Institutional shares are based on estimated amounts for the current fiscal year.

3The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

4Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44%, 0.69% and 0.39% for Class A, Class C, Class Y, Class Z and Institutional shares, respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$271	$223	$47	$73	$42	$123
3 Years	$443	$402	$172	$237	$148	$402
5 Years	$651	$719	$334	$426	$282	$719
10 Years	$1,250	$1,618	$804	$973	$672	$1,618

Touchstone Ultra Short Duration Fixed Income Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. "high yield") debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington").

In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Market Risk: The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Investment Style Risk: Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status (as defined above), which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk: Ratings represent an NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk: The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Federal National Mortgage Association ("Fannie Mae") and Government National Mortgage Association ("Ginnie Mae") are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed

Touchstone Ultra Short Duration Fixed Income Fund

securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. Repurchase agreements are considered loans by the Fund.

Asset Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance1

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ultra Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter: 3rd Quarter 2006	1.95%
Worst Quarter: 3rd Quarter 2008	-0.24%

For information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information ("SAI").

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Touchstone Ultra Short Duration Fixed Income Fund

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	5 Years	10 years
Ultra Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.50%	2.35%	2.57%
Class Z Return After Taxes on Distributions	0.71%	1.14%	1.43%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	0.97%	1.30%	1.52%
BoA Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.10%	1.49%	1.95%
BoA Merrill Lynch 1-Year Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.57%	2.56%	2.49%

1Performance for Class A, Class C, Class Y and Institutional shares is not shown because these share classes commenced operations on April 16, 2012. Returns are presented for Class Z shares. Class A, Class C, Class Y and Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses. Class Z shares are subject to shareholder service fees. Class A and Class C shares are subject to sales charges and distribution fees. Class Y and Institutional shares are not subject to sales charges and distribution fees.

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)
Fort Washington Investment Advisors, Inc.	Scott D. Weston Vice President and Senior Portfolio Manager Managing the Fund since 2008

Brent A. Miller, CFA Portfolio Manager Managing the Fund since 2008

Buying and Selling Fund Shares

	Class A, Class C, Class Y and Class Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-56-TFGT-TSDOX-6-1201